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                                  EXHIBIT 10-5
                                  ------------

                                    MORTGAGE
                                    --------



         This MORTGAGE, made the 15th day of December, 2000 between HIGH FALLS BREWING COMPANY, LLC, a limited liability company organized and existing under the laws of the State of New York, with an office and place of business at 445 St. Paul Street, Rochester, New York 14605 (herein called the "MORTGAGOR"), and THE GENESEE BREWING COMPANY, INC., a New York corporation with its principal office at 445 St. Paul Street, Rochester, New York 14605 (herein called the "MORTGAGEE").

         W I T N E S S E T H, to secure the payment of an indebtedness in the sum of THREE MILLION AND NO/100 DOLLARS ($3,000,000.00) lawful money of the United States to be paid with interest thereon to be computed from the date hereof, to be paid according to a certain bond, note, or obligation bearing even date herewith (the "NOTE"), the Mortgagor hereby mortgages to the Mortgagee the premises described in SCHEDULE "A" attached hereto and made a part hereof (herein called the "MORTGAGED PREMISES" or "PREMISES").

         TOGETHER with all the right, title and interest of the Mortgagor in and to any and all unearned premiums accrued, accruing or to accrue under any and all insurance policies now or hereafter obtained by the Mortgagor on the Mortgaged Premises,

         TOGETHER with the appurtenances and all the estate and rights of the Mortgagor in and to said Premises,

         TOGETHER with all and singular the tenements, hereditaments, and appurtenances belonging or in any way appertaining to said Premises, and the reversion and reversions, remainder and remainders, rents, issues and profits thereof.

         TOGETHER with and including any and all strips and gores of land adjoining or abutting said Premises,

         TOGETHER with all right, title, and interest of the Mortgagor in and to the land lying in the bed of any street, road, avenue or alley, open or proposed, in front of, running through or adjoining said Premises,

         TOGETHER with all buildings, structures, and improvements now or at any time hereafter erected, constructed or situated upon the Premises, and all fixtures and equipment and other personal property (and the proceeds thereof) now or hereafter affixed to or constituting a portion of the Premises or used in the operation of the buildings standing on said Premises, together with any and all replacements thereof and additions thereto,

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                                Page 126 of 272

         TOGETHER with all awards heretofore and hereafter made to the Mortgagor for taking by eminent domain the whole or any part of said Premises or any easement therein, including any awards for changes of grade of streets, which said awards are hereby assigned to the Mortgagee, who is hereby authorized to collect and, except as provided herein, receive the proceeds of such awards and to give proper receipts and acquittances therefor, and to apply the same toward the payment of the mortgage debt, notwithstanding the fact that the amount owing thereof may not then be due and payable; and the said Mortgagor hereby agrees, upon request, to make, execute and deliver any and all assignments and other instruments sufficient for the purpose or assigning said awards to the Mortgagee, free, clear, and discharged of any encumbrances of any kind or nature whatsoever,

         This is a purchase money mortgage.

         The Mortgagor covenants with the Mortgagee that:

         PAY INDEBTEDNESS. The Mortgagor will pay the indebtedness secured hereby with interest thereon as herein provided and according to the Note, and if default shall be made in the payment of part thereof, the Mortgagee shall have power to foreclose this Mortgage and sell the Mortgaged Premises according to law. In addition to and not in limitation of the foregoing, Mortgagee may, either with or without entry or taking possession of the mortgaged property as provided in this Mortgage or otherwise, personally or by its agents or attorneys, and without prejudice to the right to bring an action for foreclosure of this Mortgage, sell the mortgaged property or any part thereof pursuant to any procedures provided by applicable laws, including, without limitation, the procedures set forth in Article 14 of the New York Real Property Actions and Proceedings Law (and any amendments or substitute statutes in regard thereto), and all estate, right, title, interest, claim and demand therein, and right of redemption thereof, at one or more sales as an entity or in parcels, and at such time and place upon such terms and after such notice thereof as may be required or permitted by applicable law.

         INSURANCE. The Mortgagor will keep the buildings on the Premises and the fixtures and articles of personal property covered by the Mortgage insured against loss by fire and other hazards, casualties and contingencies, including flood insurance if required by law, regulation or Mortgagee, for the benefit of the Mortgagee in an amount not less than the unpaid principal balance due hereunder. The fire insurance policy as required hereby shall contain the usual extended coverage endorsement and shall provide for twenty (20) days written notice to Mortgagee prior to cancellation. In addition thereto the Mortgagor within thirty (30) days after notice and demand will keep the Premises insured against war risk and any other hazard that may reasonably be required by law, regulation or Mortgagee. The Mortgagor will assign and deliver said policies to the Mortgagee and the Mortgagor will reimburse the Mortgagee for any premiums paid for the insurance made by the Mortgagee on the Mortgagor's default in so insuring the buildings or in so assigning and delivering the policies. All the provisions of this paragraph or of any other provisions of the Mortgage pertaining to fire insurance or any other additional insurance which may be required hereunder shall be construed in accordance with Section 254 Subdivision 4 of the

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                                Page 127 of 272

New York Real Property Law, but, said section to the contrary notwithstanding, the Mortgagor consents that the Mortgagee may without qualification or limitation by virtue of said section, retain and apply the proceeds of any such insurance in satisfaction or reduction of the Mortgage, or it may at its election pay the same, either in whole or in part, to the Mortgagor or his heirs or assigns for the repair or replacement of the buildings or of the insured articles of personal property or for any other purpose or object satisfactory to the holder of the Mortgage, and if the Mortgagee shall receive and retain such insurance money, the lien of the Mortgage shall be affected only by a reduction of the amount of such lien by the amount of such insurance money received and retained by the Mortgagee.

         ALTERATIONS, DEMOLITION OR REMOVAL. Except for improvements on the Gallina property and the actions described in the following sentence, no building, fixtures or personal property covered by the Mortgage shall be removed, demolished, or substantially altered without the prior written consent of the Mortgagee. Mortgagor may remove, demolish or substantially alter those improvements necessary to relocate the rail line on the Premises due to the condition of the CSX trestle, provided that Mortgagor performs and completes such relocation so that rail service to the Premises is restored with all reasonable dispatch (the "Railway Relocation").

         WASTE, MAINTENANCE AND REPAIRS. The Mortgagor will not commit any waste on the Premises or make any change in the use of the Premises which will in any way increase any ordinary fire or other hazard arising out of construction or operation. The Mortgagor will keep and maintain or cause to be kept and maintained all buildings and other improvements now or at any time hereafter erected upon or constituting any portion of the Mortgaged Premises, and the sidewalks and curbs abutting the same, in good order and condition and in a rentable and tenantable state or repair, and will make or cause to be made, as and when the same shall become necessary, all structural and non-structural exterior and interior, ordinary and extraordinary, foreseen and unforeseen repairs, renewals, and replacements necessary to that end. In the event that the Mortgaged Premises shall be damaged or destroyed in whole or in part, by fire or any other casualty, or in the event of a taking of a portion of the Mortgaged Premises as a result of any exercise of the power of eminent domain, the Mortgagor shall promptly restore, replace, rebuild or alter the same as nearly as possible to the condition they were in immediately prior to such fire, other casualty or taking, provided Mortgagor is allowed to retain and use the proceeds of any insurance covering such loss or the condemnation proceeds relating to such taking. Although damage to or destruction of the Mortgaged Premises, or any portion thereof, shall not of itself constitute a default hereunder, the failure of the Mortgagor promptly to restore, replace, rebuild, or alter the same, as hereinabove provided, shall constitute a default hereunder but only if the amount of the insurance proceeds or condemnation award or settlement recovered in connection with such damage or destruction has been paid to Mortgagor or to the contractors retained by Mortgagor to perform the restoration, replacement or rebuilding. The Mortgagor covenants that it will give to the Mortgagee prompt written notice of any damage or injury to the Mortgaged Premises and will give like notice to the Mortgagee of the commencement of any condemnation proceeding affecting the whole or any portion of Mortgaged Premises. The

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Mortgagor shall have the right, at any time and from time to time, to remove and dispose of building service equipment which may have become obsolete or unfit for use or which is no longer useful in the operation of the building now or hereafter constituting a portion of the Mortgaged Premises. The Mortgagor agrees promptly to replace with other building service equipment, free of superior title, liens or claims, not necessarily of the same character but of at least equal usefulness and quality, any such building service equipment so removed or disposed of, except that, if by reason of technological or other developments in the operation and maintenance of buildings of the general character of the building constituting a portion of the Mortgaged Premises, no replacement of the building service equipment so removed or disposed of is necessary or desirable in the proper operation or maintenance of said building, the Mortgagor shall not be required to replace the same.

         TAXES, ASSESSMENTS, ETC. The Mortgagor will pay all taxes, assessments, insurance premiums, sewer rents, or water rates, and in default thereof, the Mortgagee may pay the same. Any sums so advanced by the Mortgagee shall bear interest at the maximum legal rate of interest at the time of such advance or at the highest rate of interest set forth herein or in the Note, whichever is greater, and any such sum and the interest thereon shall be a lien on said Premises, prior to any right, or title to, interest in or claim upon said Premises, or accruing subsequent to the lien of the Mortgage and shall be deemed secured hereby. Upon written request from Mortgagee, Mortgagor shall deliver to Mortgagee receipted tax bills showing payment of all taxes on the Premises within the applicable grace period.

         ESTOPPEL STATEMENT. The Mortgagor within five (5) days upon request in person or within ten (10) days upon request by mail will furnish a written statement duly acknowledged of the amount due on the Mortgage and whether any offsets or defenses exist against the Note and Mortgage.

         MORTGAGEE MAY CURE MORTGAGOR'S DEFAULTS. The Mortgagor covenants and agrees with the Mortgagee that the holder of the Mortgage may cure any default of Mortgagor on the Mortgage or any prior or subsequent mortgage, including payment of any installments of principal and interest or part thereof, and that all costs and expenses, including reasonable attorneys' fees together with interest thereon at the highest rate of interest set forth herein or in the Note secured by the Mortgage, whichever is the greater, paid by the Mortgagee in so curing said default, shall be repaid by the Mortgagor to the Mortgagee on demand and the same shall be deemed to be secured by the Mortgage and to be collectible in like manner as the principal sum.

         WARRANTY OF TITLE. The Mortgagor warrants the title to the Premises and will execute any further assurance of the title to the Premises as Mortgagee may require.

         LIEN LAW COVENANT. The Mortgagor will, in compliance with Section 13 of the New York Lien Law, receive the advances secured hereby and will hold the right to receive such advances as a trust fund to be applied first for the purpose of paying the cost

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                                Page 129 of 272

of the improvement and will apply the same first to the payment of the cost of the improvements before using any part of the total of the same for any other purpose.

         ESCROW FOR TAXES/INSURANCE. The Mortgagee may request at any time after a default by Mortgagor in payment when due of property taxes and/or insurance premiums on the Mortgaged Premises that, in addition to the monthly payments of principal and interest, the Mortgagor will pay monthly to the Mortgagee on or before the first day of each and every calendar month, until the Note is fully paid, a sum equal to one-twelfth (1/12th) of the known or estimated yearly taxes, assessments, liens and charges levied or to be levied against the Mortgaged Premises and/or premiums for insurance held or required by Mortgagee. The Mortgagee shall hold such payments in trust without obligation to pay interest thereon, except such interest as may be made mandatory by law or regulation, to pay such taxes, assessments, liens, charges and insurance premiums within a reasonable time after they become due. If the total of payments made by the Mortgagor for taxes, assessments, liens, charges and insurance premiums shall exceed the amount of payments actually made by the Mortgagee, such excess shall be credited by the Mortgagee on subsequent payments to be made by the Mortgagor. If the total of payments made by the Mortgagor for taxes, assessments, liens, charges and insurance premiums shall not be sufficient to pay therefor, then the Mortgagor shall pay to the Mortgagee any amount necessary to make up the deficiency on or before the date when such amounts shall be due.

         LATE CHARGES. If any payment required to be made under the Mortgage or the Note or the obligations secured by the Mortgage shall be overdue in excess of ten (10) days, a late charge of the lesser of $150 or $.06 of each $1.00 so overdue will be paid by the Mortgagor for the purpose of defraying the expenses incident to handling such delinquent payments.

         ACCELERATION OF PRINCIPAL ON TRANSFER, ETC. The principal sum with interest thereon shall become immediately due and payable, upon the voluntary or involuntary conveyance or transfer by operation of law or otherwise of all or any part of the Mortgaged Premises, or any interest or estate therein, including lease and conveyance by land contract. Acceptance of payments by the Mortgagee subsequent to any such conveyance, transfer, or encumbering shall not be deemed a waiver of any of the Mortgagee's rights.

         ACCELERATION OF PRINCIPAL ON DEFAULT, ETC. The whole of the principal sum and interest shall become due at the option of the Mortgagee, after (a) default in the payment of any installment of principal or of interest for thirty
(30) days; or, (b) default in the payment of any tax, water rate, assessment, insurance premiums, or sewer rent for thirty (30) days after notice and demand or default after notice and demand either in assigning and delivering the policies insuring the buildings against any casualty or in reimbursing the Mortgagee for premiums paid on such insurance, as herein provided; or (c) default upon request in furnishing a statement of the amount due and whether any offsets or defenses exist against the mortgage debt, as herein provided; or (d) failure to exhibit to the Mortgagee, within ten (10) days after demand, receipts showing payment of

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                                Page 130 of 272

all taxes, water rates, sewer rents and assessments; or (e) except for the removal of the improvements on the Gallina property or the actions with respect to the Railway Relocation described in ALTERATIONS, DEMOLITION OR REMOVAL above, the actual or threatened alteration, demolition or removal of any improvement on the Premises without the written consent of the Mortgagee; or (f) the assignment of the rents of the Premises or any part thereof without the written consent of the Mortgagee; or (g) the buildings on said Premises are not maintained in reasonably good repair; or (h) failure to comply with any requirement or order or notice of violation of law or ordinance issued by any governmental department claiming jurisdiction over the Premises within two (2) months from the issuance thereof; or (i) refusal of two or more fire insurance companies lawfully doing business in the State of New York to issue policies insuring the buildings on the premises; or (j) the removal, demolition or destruction in whole or in part of any of the fixtures, chattels or articles of personal property covered hereby, unless the same are promptly replaced by similar fixtures, chattels and articles of personal property at least equal in quality and condition to those replaced, free from security interests or other encumbrances thereon and free from any reservation of title thereof, or unless prior written approval has been obtained from Mortgagee; or (k) thirty (30) days notice to the Mortgagor, in the event of the passage of any law deducting from the value of land for the purposes of taxation any lien thereon, or changing in any way the laws for the taxation of mortgages or debts secured thereby for state or local purposes; or
(1) the Mortgagor fails to keep, observe and perform within thirty (30) days after notice any of the other covenants, conditions or agreements contained in the Mortgage; or (m) use of said Premises for any unlawful purpose or public or private nuisance; or (n) the Mortgagor commits or permits waste; or (o) any default under any mortgage or other lien on the Premises or any default under any other note, loan agreement or other instrument evidencing Mortgagor's indebtedness to Mortgagee; or (p) the Mortgagor is no longer personally liable for repayment of the indebtedness secured hereby.

         NOTICES. Notice and demand to or request upon the Mortgagor shall be in writing and, if in writing, may be served in person or by registered or certified mail, return receipt requested.

         APPOINTMENT OF RECEIVER. The Mortgagee, in any action to foreclose the Mortgage, shall be entitled, without notice or demand and without regard to the adequacy of any security for the indebtedness hereby or the solvency or insolvency of any person liable for the payment thereof, to the appointment of a receiver of the rents, issues and profits of the Mortgaged Premises.

         SALE IN ONE PARCEL. In case of a foreclosure sale, said Premises, or so much thereof as may be affected by the Mortgage, may be sold in one parcel, any provision of law to the contrary notwithstanding. In addition to and not in limitation of the foregoing, Mortgagee may, either with or without entry or taking possession of the mortgaged property as provided in this Mortgage or otherwise, personally or by its agents or attorneys, and without prejudice to the right to bring an action for foreclosure of this Mortgage, sell the mortgaged property or any part thereof pursuant to any procedures provided by applicable laws, including, without limitation, the procedures set forth in

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Article 14 of the New York Real Property Actions and Proceedings Law (and any
amendments or substitute statutes in regard thereto), and all estate, right, title, interest, claim and demand therein, and right of redemption thereof, at one or more sales as an entity or in parcels, and at such time and place upon such terms and after such notice thereof as may be required or permitted by applicable law.

         ASSIGNMENT OF RENTS. The Mortgagor hereby absolutely and unconditionally assigns, transfers and conveys to the Mortgagee the rents, issues, and profits of the Premises as further security for the payment of the Note, it being the intention of Mortgagor and Mortgagee that this assignment be treated and construed as an absolute assignment and not an assignment for additional security only. The Mortgagor further grants to the Mortgagee the right to enter upon and to take possession of the Premises for the purpose of collecting the same and to let the Premises or any part thereof, and to apply the rents, issues and profits, after payment of all necessary charges and expenses, on account of the Note. This assignment and grant shall continue in effect until the Note is paid. The Mortgagee hereby waives the right to enter upon and to take possession of the Premises for the purpose of collecting the rents, issues, and profits, and the Mortgagor shall be entitled to collect and receive the rents, issues and profits as trustee for the benefit of Mortgagee and Mortgagor until default under any of the covenants, conditions, or agreements contained in the Mortgage; Mortgagor agrees to use such rents, issues and profits in payment of principal and interest and in payment of taxes, assessments, sewer rents, water rates, and carrying charges against the Premises, but such right of the Mortgagor may be revoked by the Mortgagee upon any default, on five (5) days written notice. The Mortgagor will not, without the written consent of the Mortgagee, receive or collect rent from any tenant of the Premises or any part thereof for a period of more than one month in advance, and in the event of any default under the Mortgage will pay monthly in advance to the Mortgagee, or to any receiver appointed to collect the rents, issues and profits, the fair and reasonable rental value for the use and occupation of the Premises or of such part thereof as may be in the possession of the Mortgagor, and upon default in any such payment will vacate and surrender the possession of the Premises to the Mortgagee or to such receiver, and in default thereof may be evicted by summary proceedings. Mortgagor shall and does hereby agree to indemnify and hold Mortgagee and its representatives harmless of and from any and all liability, loss of damage which Mortgagor or its representatives may or might incur under or by reason of (a) any tenant of the Premises, (b) this Mortgage, (c) any action taken by Mortgagee or its representatives hereunder, unless constituting willful misconduct or gross negligence, or (d) claims and demands which may be asserted against Mortgagee or its representatives by reason of any alleged obligations or undertakings on its or their part to perform or discharge any of the terms, covenants or agreements contained in any lease affecting the Premises. This Mortgage shall not operate to place upon Mortgagee any responsibility for the management, operation or maintenance of the Premises, and the execution of this Mortgage by Mortgagor shall constitute conclusive evidence that all responsibility for the management, operation and maintenance of the Premises is, shall be and shall remain that of Mortgagor, in the absence of the taking of actual possession of the Premises by Mortgagee. The provisions of the foregoing indemnification obligation shall survive the

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                                Page 132 of 272

assignment or repayment of the Note, the assignment, satisfaction, foreclosure or other termination of this Mortgage and the sale or other transfer or conveyance of the Premises.

         SECURITY AGREEMENT. The Mortgage constitutes a security agreement under the Uniform Commercial Code and creates a security interest in all fixtures and equipment and other personal property (and the proceeds thereof) now or hereafter affixed to or constituting a portion of the Premises. Mortgagor shall execute, deliver, file and refile any financing statement, continuation statements, or other security agreements Mortgagee may require from time to time to confirm the lien of the Mortgage with respect to such property. Without limiting the foregoing, Mortgagor hereby irrevocably appoints Mortgagee and its successors in interest as attorney-in-fact of Mortgagor to execute, deliver and file such instruments, for and on behalf of Mortgagor.

         ANTI-MARSHALLING. The Mortgagee may resort for the payment of any indebtedness, liability, or obligation secured hereby to its several securities therefor, in such order and manner as it may see fit, and the Mortgagee may maintain an action to foreclose the Mortgage notwithstanding the pendency of any action to recover any part of the indebtedness secured hereby, or the recovery of any judgment in such action. The Mortgagee shall not be required during the pendency of any action to foreclose the Mortgage, to obtain leave of any court in order to commence or maintain any other action to recover any part of the indebtedness secured hereby.

         The Mortgagee shall also have the right in the event of default under the Mortgage or the obligation secured hereby to proceed against any or all interests of the Mortgagor and the Mortgagor agrees that the Mortgagee shall have the right to elect in writing not to cut off any interest that any Mortgagor might have and in the event that Mortgagee shall so elect, Mortgagor agrees that all of its duties and obligations as to such interest shall continue.

         COMPLIANCE WITH LAWS, ETC. The Mortgagor will comply with, or cause compliance with, all present and future laws, ordinances, rules, regulations, zoning and other requirements of all governmental authorities whatsoever having jurisdiction of or with respect to the Mortgaged Premises or any portion thereof or the use or occupation thereof; provided, however, that the Mortgagor may postpone such compliance if and so long as the validity or legality of any such governmental requirement shall be contested by the Mortgagor, with diligence and in good faith, by appropriate legal proceedings.

         COMPLIANCE WITH ZONING, ETC. The Mortgagor covenants: (a) that, to the best of its knowledge, the buildings and improvements now on the Mortgaged Premises are in full compliance with all applicable zoning codes, ordinances and regulations and deed restrictions, if any; and (b) buildings or improvements hereafter constructed on such Premises shall be in compliance as in (a) hereof provided, shall lie wholly within the boundaries of such Premises and, shall be independent and self-contained operating units (except for utility lines and conduits coming directly to the Premises from a public road or from a private road an easement over which for the maintenance of such utilities is covered by the lien hereof).

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                                Page 133 of 272

         LEGAL EXPENSES. If any action or proceeding be commenced (except an action to foreclose the Mortgage or to collect the debt secured thereby), to which action or proceeding the Mortgagee is made a party, or in which it becomes necessary to defend or uphold the lien of the Mortgage, all sums paid by the Mortgagee for the expense of any litigation to prosecute or defend the rights and lien created by the Mortgage (including reasonable counsel fees), shall be paid by the Mortgagor, together with interest thereon at the legal rate of interest at the time of said payment or at the highest rate of interest set forth herein or in the Note secured by the Mortgage, whichever is greater, and any such sum and interest thereon shall be a lien on said Premises, prior to any right, or title to, interest in or claim upon said Premises attaching or accruing subsequent to the lien of the Mortgage, and shall be deemed to be secured by the Mortgage.

                  If the Mortgage is referred to attorneys for collection or foreclosure, the Mortgagor shall pay all sums, including attorneys' fees, incurred by the Mortgagee, together with all statutory costs, disbursements, and allowances, with or without the institution of an action or proceeding. All such sums with interest thereon at the rate set forth herein shall be deemed to be secured by the Mortgage and collectible out of the Mortgaged Premises.

         INTEREST ON CONDEMNATION AWARD. In the event of condemnation, or taking by eminent domain, the Mortgagee shall not be limited to the interest paid on the award by the condemning authority but shall be entitled to receive out of the award interest on the entire unpaid principal sum at the rate herein provided; the Mortgagor does hereby assign to the Mortgagee so much of the balance of the award payable by the condemning authority as is required to pay such total interest.

         INTEREST IN THE EVENT OF DEFAULT. If default be made in the payment of the said indebtedness when due, pursuant to the terms hereof, the Mortgagee shall be entitled to receive interest on the entire unpaid principal sum at the legal rate of interest at the time of such default or at the highest rate of interest set forth herein or in the Note secured by the Mortgage, whichever is the greater, to be computed from the due date and until the actual receipt and collection of the entire indebtedness. This charge shall be added to and shall be deemed secured by the Mortgage. The within clause, however, shall not be construed as an agreement or privilege to extend the Mortgage, nor as a waiver of any other right or remedy accruing to the Mortgagee by reason of any such default.

         RENT/BUSINESS INTERRUPTION INSURANCE. The Mortgagor will keep the buildings and improvements now erected or hereafter to be erected on the Mortgaged Premises and all personal property and fixtures covered by the Mortgage insured for the benefit of the Mortgagee against loss of rents or business income, as the case may be, by reason of fire or other casualties and in such amounts as may from time to time be required by the Mortgagee and in companies satisfactory to the Mortgagee, and will assign and deliver to the Mortgagee such policies of insurance.

         NO SECONDARY FINANCING. Except as allowed by the Asset Purchase Agreement between Mortgagor and Mortgagee dated August 29, 2000, as amended by Amendment No. 1 dated December 15, 2000 (together the "Asset Purchase Agreement"), the Mortgagor will not, without the Mortgagee's prior written consent, mortgage (including the so-called "wrap-around mortgage"), pledge, assign, grant a security interest in, cause any lien or encumbrance to attach to or any levy to be made on the Mortgaged Premises except for (a) taxes and assessments not yet delinquent and (b) any mortgage, pledge, security interest, assignment or other encumbrance to the Mortgagee.

         BANKRUPTCY. Upon the making of an assignment for the benefit of creditors by, or upon the filing of a petition in bankruptcy by or against the Mortgagor, or any person or corporation who is the guarantor hereof or whose indebtedness is secured hereby, or upon the application for the appointment of a receiver of the property of the Mortgagor or any such person or corporation, or of the property of any person or corporation which may become and be owner of the Mortgaged Premises, or upon any act of insolvency or bankruptcy of the Mortgagor or any such person or corporation or of any such subsequent owner, or upon the legal incapacity of the Mortgagor or any such person or corporation or owner, or any of them, the whole of said indebtedness of every kind or nature held by the Mortgagee and now or hereafter secured hereby shall immediately become due and payable with interest thereon, and Mortgagor and any guarantor(s) hereby waive presentment, demand of payment, protest, notice of non-payment, and/or protest of any instrument on which the Mortgagor or such guarantors are or may become liable now or hereafter secured hereby, and the Mortgagor expressly agrees that the Mortgagee may release or extend the time of any party liable on any such obligation without notice and without affecting his obligation thereon or under this instrument.

         LIENS. Except as provided in the Asset Purchase Agreement, the Premises shall be kept free and clear from any liens and/or encumbrances of any type and description. Upon the recording of any lien or encumbrance, and the same not having been cleared or bonded of record within thirty (30) days after filing thereof, the entire debt secured hereby shall immediately become due and payable.

         RIGHT TO INSPECT. The Mortgagee and any persons authorized by Mortgagee shall have the right, on reasonable notice, to enter and inspect the Mortgaged Premises at all reasonable times during usual business hours.

         WAIVER. No waiver by the Mortgagee of the breach of any of the covenants contained in the Note, the Mortgage, or other loan document, or failure of the Mortgagee to exercise any option given to it, shall be deemed to be a waiver of any other breach of the same or any other covenant, or of its rights thereafter to exercise any such option.

         MODIFICATION. No change, amendment, modification, cancellation or discharge hereof, or any part hereof, shall be valid unless in writing and signed by the parties hereto or their respective successors and assigns.

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                                Page 135 of 272

         COVENANTS SHALL RUN WITH THE LAND, ETC. The covenants contained in the Mortgage shall run with the land and bind the Mortgagor, the heirs, personal representatives, successors and assigns of the Mortgagor and all subsequent owners, encumbrancers, tenants and subtenants of the Premises, and shall inure to the benefit of the Mortgagee, the personal representatives, successors and assigns of the Mortgagee and all subsequent holders of the Mortgage.

         PURCHASE MONEY MORTGAGE. This is a purchase money mortgage for the amount above stated.

         LIMITED LIABILITY COMPANY MORTGAGOR. The Mortgagor covenants that it is duly formed and validly existing under the laws of the State of New York, and that execution of the Mortgage and related instruments is authorized by the Operating Agreement and/or all members entitled to vote thereon.

         ENVIRONMENTAL REPRESENTATIONS, WARRANTIES AND COVENANTS.

         Mortgagor, after diligent inquiry, makes the following representations, warranties and covenants which shall survive the closing of this loan:

         1. Mortgagor is and shall remain in material compliance with, and agrees to cause all operators, tenants, subtenants, licensees and occupants of the Premises to materially comply with, all applicable environmental laws, rules, regulations and requirements and agrees to obtain and operate in material compliance with, and agrees to cause all operators, tenants and subtenants, licensees and occupants of the Premises to obtain and materially comply with, all environmental permits, licenses, authorizations, orders and approvals.

         2. Mortgagor shall not cause or permit any change to be made in the present or intended use of the Premises which would (i) involve the commercial use of the Premises as a landfill or hazardous and toxic substance or other waste, generation, treatment, storage or disposal site, (ii) violate any applicable environmental law, rule, regulation or requirement, or (iii) constitute non-compliance with any environmental permit, license, authorization or order reasonably likely to give rise to an adverse environmental condition.

         3. Mortgagor agrees to promptly notify Mortgagee in writing in the event of any reportable spill or other release or threat of release of any hazardous or toxic substance on, at or from the Premises or of any accusation or allegation of any such spill or release and promptly provide Mortgagee with a copy of all notifications or other communication of whatever nature which it gives or receives with respect to any past or present release or threat of a release of any hazardous and toxic substance on, at or from the Premises or any property adjacent to or within the immediate vicinity of the Premises.

         4. Mortgagor agrees, at its sole cost and expense, to undertake and complete all investigations, studies, sampling and testing and all removal and other remedial actions required of Mortgagor by a governmental authority to contain, remove and clean up all hazardous and toxic substances that are determined to be present at the Premises in accordance with all applicable environmental laws, rules, regulations, requirements and orders, and all environmental permits, licenses and authorizations, and to promptly pay when due any fines or assessments against Mortgagor associated therewith.

         5. Mortgagor agrees to allow at all times Mortgagee, Mortgagee's successors or assigns, and its officers, employees, agents, representatives, contractors and subcontractors reasonable access to the Premises for the purposes of ascertaining site conditions, including, but not limited to, a detailed visual inspection of the Premises, samplings of soil, surface and groundwater and such other inspection or analysis reasonably necessary or appropriate to complete this environmental assessment of the Premises.

         6. If at any time Mortgagee reasonably believes that potential environmental problems exist at the Premises, Mortgagee may require that an environmental site assessment with respect to the Premises conducted in accordance with ASTM or another generally accepted standard be prepared by an environmental engineer or other qualified person mutually acceptable to the parties, at Mortgagor's expense. If such assessment indicates the release or the threat of a release of any hazardous and toxic substance on, at or from the Premises, Mortgagor shall promptly undertake and diligently pursue to completion all necessary, appropriate and legally required investigative, containment, removal, clean up and other remedial actions, using methods acceptable to the appropriate federal, state and local agencies or authorities.

         7. Mortgagor agrees to defend, indemnify and hold harmless Mortgagee, Mortgagee's successors and assigns, its employees, agents, officers and directors from and against any claims, actions, demands, penalties, fines, liabilities, settlements, damages, costs or expenses (including, without limitation, attorney and consultant fees, investigation and laboratory fees, court costs and litigation expenses) of whatever kind or nature known or unknown contingent or otherwise arising out of or in any way related to:

                  A. The disposal, release or threatened release or omission of any hazardous or toxic substances on the Premises occurring after the date of this Mortgage;

                  B. Any personal injury (including wrongful death or property damage, real or personal) arising out of or related to hazardous or toxic substances arising from the disposal, release, or a threatened release or emission occurring after the date of this Mortgage;

                  C. Any lawsuit brought or threatened, claim asserted, fine or penalty assessed, settlement reached or government order given relating to hazardous or toxic substances released or disposed or emitted after the date of this Mortgage or to the extent any pre-existing condition was exacerbated by the Mortgagor after the date of this Mortgage; and/or

                  D. Any violation of any law, order, regulation, requirement, or demand of any government authority, or any policies or requirements of Mortgagee, which are based upon or in any way related to hazardous or toxic substances released, disposed or emitted after the date of this Mortgage and to the extent such violation arose from the exacerbation of any pre-existing condition by the Mortgagor after the date of this Mortgage.

         8. Unless waived in writing by Mortgagee, the breach of any of the covenants and warranties contained in this section shall be an event of default under the Mortgage.

         9. For purposes of this section, "hazardous and toxic substances," includes, without limit, asbestos-containing materials, PCBs, petroleum and petroleum products, any flammable explosives, radioactive materials, hazardous materials, hazardous wastes, hazardous or toxic substances or related materials defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, the Hazardous Materials Transportation Act, as amended, the New York State Environmental Conservation Law, the Resource Conservation and Recovery Act, as amended, and the regulations adopted and publications promulgated pursuant thereto. The provisions of this section shall be in addition to any other obligations and liabilities Mortgagor may have to Mortgagee at common law, and shall survive the transactions contemplated herein.

         10. Mortgagor agrees to defend, indemnify and hold harmless the Mortgagee, its successors and assigns, and its officers, directors, employees and agents, from and against any loss, damage, fine, penalty or expense (including reasonable attorneys' fees and reasonable costs of investigation) incurred as a result of any misrepresentation of Mortgagor herein or breach by Mortgagor, its successors and assigns, of any covenant herein.

         The foregoing representations, warranties and covenants are subject to and shall be applied in conjunction with Mortgagee's representations, warranties and covenants under that Asset Purchase Agreement between Mortgagor as Purchaser and Mortgagee as Seller and dated August 29, 2000. In the event of a conflict between the provisions of the two agreements, the Asset Purchase Agreement shall be controlling.

         TAX ON NOTE. That in the event that hereafter it is claimed by any governmental agency that any tax or other governmental charge or imposition is due, unpaid and payable by the Mortgagor or the Mortgagee upon the Note (other than a tax on the interest receivable by the Mortgagee thereunder), the Mortgagor will upon sixty (60) days prior written notice either (a) pay such tax and within a reasonable time thereafter deliver to the Mortgagee satisfactory proof of payment thereof or (b) deposit with the Mortgagee the amount of such claimed tax, together with interest and penalties thereon, pending an application for a review of the claim for such tax, and within a reasonable time, deliver to the Mortgagee either (i) evidence satisfactory to the Mortgagee that such claim of taxability has been withdrawn or defeated in which event any such deposit shall be returned to the Mortgagor or (ii) a direction from the Mortgagor to the Mortgagee to pay the same out of the deposit above mentioned, any excess due over the amount of said deposit to be paid by the Mortgagor directly to the taxing authority and any excess of such deposit over such payment by the Mortgagee to be returned to the Mortgagor. Upon the failure of the Mortgagor to comply with the provisions of this Article, the whole of said principal sum and interest secured by the Mortgage shall at the option of the Mortgagee become due and payable. If liability for such tax is asserted against the Mortgagee, the Mortgagee will give to the Mortgagor prompt notice of such claim, and the Mortgagor, upon complying with the provisions of this Article, shall have full right and authority to contest such claim of taxability.

         CONSTRUCTION. The word "Mortgagor" shall be construed as if it read "Mortgagors" and the "Mortgagee" shall be construed as if it read "Mortgagees" whenever the sense of the Mortgage so requires. This Mortgage shall be governed by and construed in accordance with the laws of the State of New York.

         CONFLICT WITH OTHER LOAN AGREEMENTS. Mortgagor represents and warrants to Mortgagee that the execution and delivery of this Mortgage and all related documents and the performance of any term, covenant, condition herein provided in any agreement or instrument executed in connection therewith, are within Mortgagor's power as a New York limited liability company, have been duly authorized on behalf of the Mortgagor by all proper and necessary action, and are not in conflict with, or result in any breach of, or constitute a default under or violate:

                  A. Mortgagor's Articles of Organization or Operating Agreement; or

                  B. Any of the terms, conditions, or provisions of any agreement, lease or other instrument to which Mortgagor is a party or subject to; or

                  C. Any law, regulation, order, writ, injunction or decree to which Mortgagor is subject or any rules or regulations of any administrative agency which have jurisdiction over Mortgagor or over any property of Mortgagor that would have a material adverse affect on Mortgagor's business or financial condition.

         SEVERABILITY. In the event any one or more of the provisions of the Mortgage or the Note shall for any reason be invalid, illegal or unenforceable in whole or in part, then only such provision or provisions shall be deemed to be null and void and of no force or effect, but shall not affect any other provision of the Mortgage or the Note.

         MARGINAL NOTES OR CAPTIONS. The marginal notes or captions herein are inserted only as a matter of convenience and for reference and are not and shall not be deemed to be any part of the Mortgage.

         IN WITNESS WHEREOF, the Mortgage has been duly executed by the Mortgagor, the day and year first above written.

                                            MONROE BREWING CO., LLC

                                            By: /s/ Samuel T. Hubbard, Jr.
                                               ---------------------------------
                                                Samuel T. Hubbard, Jr.
                                                President

STATE OF NEW YORK)
COUNTY OF MONROE)  ss.:

         On the 15th of December in the year 2000 before me, the undersigned, a Notary Public in and for said State, personally appeared Samuel T. Hubbard, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

                                               --------------------------------
                                               Notary Public